UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2015

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

1-3672	Ameren Illinois Company (Illinois corporation) 6 Executive Drive Collinsville, IL 62234 (618) 343-8150	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of each of Ameren Corporation (“Ameren”), Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”) and Ameren Illinois Company, doing business as Ameren Illinois (“Ameren Illinois”), held on April 23, 2015 (“Annual Meeting”), the matters listed below were submitted to a vote of each company’s respective shareholders.

Ameren

Item (1): Election of Directors

At Ameren’s Annual Meeting, the following individuals (comprising Ameren’s full Board of Directors) were elected:

Name	Votes For	Votes Withheld	Broker Non-Votes

Warner L. Baxter	157,766,326	8,218,870	32,808,088
Catherine S. Brune	163,872,608	2,112,588	32,808,088
J. Edward Coleman	163,496,763	2,488,433	32,808,088
Ellen M. Fitzsimmons	162,800,414	3,184,782	32,808,088
Walter J. Galvin	162,740,067	3,245,129	32,808,088
Richard J. Harshman	163,344,094	2,641,102	32,808,088
Gayle P. W. Jackson	163,649,994	2,335,202	32,808,088
James C. Johnson	163,569,045	2,416,151	32,808,088
Steven H. Lipstein	163,250,923	2,734,273	32,808,088
Stephen R. Wilson	163,813,322	2,171,874	32,808,088
Jack D. Woodard	163,769,831	2,215,365	32,808,088

Item (2): Non-Binding Advisory Approval of Executive Compensation

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes

Approved	156,809,760	7,256,910	1,918,526	32,808,088

Item (3): Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2015

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes

Approved	193,993,981	3,470,757	1,328,546	—

Item (4): Shareholder Proposal Regarding Having an Independent Board Chairman

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes

Not Approved	36,903,916	126,787,809	2,293,471	32,808,088

Item (5): Shareholder Proposal Regarding a Report on Lobbying

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes

Not Approved	57,419,627	82,663,188	25,902,381	32,808,088

Item (6): Shareholder Proposal Regarding Adopting Executive Compensation Incentives for Carbon Reduction

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes

Not Approved	11,101,213	126,758,667	28,125,316	32,808,088

Ameren Missouri

Item (1): Election of Directors

At Ameren Missouri’s Annual Meeting, the following individuals (comprising Ameren Missouri’s full Board of Directors) were elected: Daniel F. Cole, Fadi M. Diya, Martin J. Lyons, Jr., Michael L. Moehn, and Gregory L. Nelson. Each individual received 102,123,834 votes for election and no withheld votes, abstentions or broker non-votes.

Ameren Illinois

Item (1): Election of Directors

At Ameren Illinois’ Annual Meeting, the following individuals (comprising Ameren Illinois’ full Board of Directors) were elected: Daniel F. Cole, Martin J. Lyons, Jr., Richard J. Mark, Craig D. Nelson and Gregory L. Nelson. Each individual received 25,452,373 votes for election and no withheld votes, abstentions or broker non-votes.

This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company and Ameren Illinois Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By:	/s/ Gregory L. Nelson
Name:	Gregory L. Nelson
Title:	Senior Vice President, General Counsel and Secretary

UNION ELECTRIC COMPANY
(Registrant)

By:	/s/ Gregory L. Nelson
Name:	Gregory L. Nelson
Title:	Senior Vice President, General Counsel and Secretary

AMEREN ILLINOIS COMPANY
(Registrant)

By:	/s/ Gregory L. Nelson
Name:	Gregory L. Nelson
Title:	Senior Vice President, General Counsel and Secretary

Date: April 24, 2015